UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2009

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 99.1

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On September 16, 2009, Virgin Media Inc. (the “Company”) appointed Eamonn O’Hare to serve as its new Chief Financial Officer (“CFO”). The Company anticipates that Mr. O’Hare will assume the position of CFO on or shortly after November 6, 2009. From that time, Mr. O’Hare will serve as the principal financial officer of the Company.

Mr. O’Hare, age 45, has served as the UK finance director for the retailer Tesco plc since 2005. Prior to joining Tesco plc, Mr. O’Hare served as chief financial officer of Energis Communications Limited, a U.K. telecommunications company, from 2002 to 2005. Mr. O’Hare previously held senior finance and general management positions at PepsiCo’s international divisions.

In connection with his appointment as CFO, Virgin Media Limited, an indirect wholly-owned subsidiary of the Company, entered into an employment agreement with Mr. O’Hare (the “Service Agreement”) on September 16, 2009.  Pursuant to the Service Agreement, Mr. O’Hare joined the Company on an interim basis as its Senior Vice President, Finance on the date of the Service Agreement.

The Company has agreed to provide Mr. O’Hare with the following compensation and benefits at such time as he assumes his full-time responsibilities:

●	a base salary of £490,000 per year;

●
participation in the Company’s variable annual bonus scheme (with a bonus entitlement of 0 – 200% of base salary (100% on target), subject to the terms of the Company’s annual bonus scheme, including the personal performance multiplier) and the Company’s long term incentive plans;

●	a car allowance of £12,500 per year;

●	a Company contribution of up to 20% of base salary to the group pension plan, and life insurance in accordance with the Company’s policies as in effect from time to time;

●	private medical and dental coverage, salary continuance insurance or long-term disability insurance, and personal accident insurance; and

●	tax planning advice up to a maximum cost to the Company of £15,000 per year.

Mr. O’Hare’s compensation will be pro-rated on the basis set forth in the Service Agreement for the period prior to his assumption of full-time responsibilities.

The Company has agreed to grant Mr. O’Hare options to purchase 390,000 shares of common stock of the Company, of which options to purchase 78,000 shares of common stock will vest on the anniversary of his date of commencement of full-time employment as CFO in each of 2010, 2011, 2012, 2013 and 2014, subject to achievement of annual personal performance objectives determined by the Company’s Chief Executive Officer and Compensation Committee. Upon the occurrence of a change in control of the Company and Mr. O’Hare’s termination by the Company without cause or his resignation for good reason, these options will automatically become fully vested.

The Company has also agreed to grant Mr. O’Hare 280,000 shares of restricted stock pursuant to the Virgin Media Inc. 2006 Stock Incentive Plan, which will vest as follows: 105,000 shares vesting on the first anniversary of the date of commencement of part-time employment; 50,000 shares vesting on each of the second and third anniversaries of that date; and 75,000 shares cliff vesting on the third anniversary of the date of commencement of full-time employment as CFO, subject to the same performance conditions as provided in the Company’s 2009-2011 Long Term Incentive Plan (the “LTIP”). Mr. O’Hare will further participate in the Company’s LTIP with an entitlement determined on the basis of five-sixths of his salary.

The options, restricted stock and rights under the Company’s LTIP are subject to the terms of those instruments and the Virgin Media Inc. 2006 Stock Incentive Plan.

The Service Agreement has been entered into for an indefinite term and is terminable by either party upon twelve months notice. The Service Agreement provides for severance in the form of advance notice. Mr. O’Hare may be required to work during this period or the Company may make a payment or payments in lieu of notice. Upon termination for cause, Mr. O’Hare will be entitled to earned but unpaid salary and benefits.

Mr. O’Hare is subject to customary confidentiality and non-competition covenants. He is also subject to customary non-competition, non-solicitation and non-poaching covenants for one year following termination of his employment.

There are no understandings or arrangements between Mr. O’Hare and any other person pursuant to which Mr. O’Hare was selected as an officer of the Company. Mr. O’Hare does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  There are no transactions in which Mr. O’Hare has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A press release issued by the Company on September 17, 2009, announcing the appointment of Mr. O’Hare as CFO, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the applicable agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and are incorporated herein by reference.

Third Amendment and Restatement of Bryan H. Hall’s Employment Agreement.

The Company has entered into a Third Amended and Restated Employment Agreement, dated as of September 15, 2009, with Bryan H. Hall (the “Third Amended Employment Agreement”), pursuant to which Mr. Hall will continue to serve as the General Counsel of the Company.

The Third Amended Employment Agreement supersedes and replaces in its entirety all prior employment agreements to which Mr. Hall and the Company are party, including the Second Amended and Restated Employment Agreement, dated as of August 4, 2008 (the “2008 Agreement”).  The 2008 Agreement was scheduled to expire at the end of 2009.  The material terms of the Third Amended Employment Agreement follow those of the 2008 Agreement (as described in the Company’s 2009 proxy statement) in all material respects, except as noted below.

Pursuant to the Third Amended Employment Agreement, the Company extended Mr. Hall’s term of employment to January 1, 2011. The Company also granted Mr. Hall options to purchase 100,000 shares of common stock of the Company.  These options will vest on December 31, 2010, subject to their terms and the Virgin Media Inc. 2006 Stock Incentive Plan.  Upon the occurrence of a change in control of the Company and Mr. Hall’s termination by the Company without cause or his resignation for good reason, these options will automatically become fully vested.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the applicable agreements, which are attached hereto as Exhibits 10.5 and 10.6 respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

10.1	Service Agreement, dated as of September 16, 2009, between Virgin Media Limited and Eamonn O’Hare.

10.2	Non-Qualified Stock Option Notice, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.

10.3	Restricted Stock Agreement, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.

10.4	Restricted Stock Agreement, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.

10.5	Third Amended and Restated Employment Agreement, dated as of September 15, 2009, between Virgin Media Inc. and Bryan H. Hall.

10.6	Incentive Stock Option Notice, dated as of September 15, 2009, between Virgin Media Inc. and Bryan H. Hall.

99.1        Press release, dated September 17, 2009, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009	VIRGIN MEDIA INC.
	By:	/s/ Bryan H. Hall
Bryan H. Hall Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Service Agreement, dated as of September 16, 2009, between Virgin Media Limited and Eamonn O’Hare.
10.2	Non-Qualified Stock Option Notice, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.
10.3	Restricted Stock Agreement, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.
10.4	Restricted Stock Agreement, dated as of September 16, 2009, between Virgin Media Inc. and Eamonn O’Hare.
10.5	Third Amended and Restated Employment Agreement, dated as of September 15, 2009, between Virgin Media Inc. and Bryan H. Hall.
10.6	Incentive Stock Option Notice, dated as of September 15, 2009, between Virgin Media Inc. and Bryan H. Hall.
99.1	Press release, dated September 17, 2009, issued by Virgin Media Inc.